LAZARD RETIREMENT SERIES, INC.

                   Supplement to Prospectus dated May 1, 2006



Listed below are estimated per share rates to be distributed from ordinary income and capital gains for the Portfolios of Lazard Retirement Series, Inc. The Portfolios will be paying this distribution on August 29, 2006. The record date will be August 25, 2006, and the ex-dividend date will be August 28, 2006.

                                                            ESTIMATED        ESTIMATED          ESTIMATED
                                                            ORDINARY         SHORT-TERM         LONG-TERM
                                                         INCOME DIVIDEND    CAPITAL GAIN       CAPITAL GAIN
                                                            PER SHARE       DISTRIBUTION     DISTRIBUTION PER
PORTFOLIO                                                                    PER SHARE            SHARE
-------------------------------------------------------- ---------------- ----------------- -------------------

Lazard Retirement Equity Portfolio
    Service Shares                                            $0.08             --                 --

Lazard Retirement Small Cap Portfolio
    Service Shares                                             --              $0.69              $0.73

Lazard Retirement International Equity Portfolio
    Service Shares                                            $0.14            $0.17              $0.43

Lazard Retirement Emerging Markets Portfolio
    Service Shares                                            $0.12            $0.57              $0.83
    Investor Shares                                           $0.07            $0.57              $0.83

Please be advised that these estimates may change prior to the record date due to changes in the number of shares outstanding.



August 14, 2006